UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

MESIROW ENHANCED CORE PLUS FUND

MESIROW HIGH YIELD FUND

MESIROW SMALL COMPANY FUND

(FORMERLY, MESIROW SMALL COMPANY SUSTAINABILITY FUND)

Annual Report

SEPTEMBER 30, 2023

Investment Adviser:

Mesirow Financial Investment Management, Inc.

Mesirow Institutional Investment Management, Inc.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 833-MESIROW (833-637-4769); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders,

This annual report covers the fiscal year ended September 30, 2023. We entered the period anticipating a transition from an environment driven by Federal Reserve (Fed) policy and policy expectations to one more focused on underlying growth trends. However, stubbornly high inflation levels, a consistently strong labor market, a series of bank failures and the specter of an impending recession have restrained asset market performance.

Economic overview

Over the past year, investors have been preoccupied with the actions of the Fed and its policy of monetary tightening. The Fed funds rate at the beginning of the fiscal year stood at 3.25%. By the end of the fiscal year, it was 5.50%.

The Fed is facing a conundrum as it attempts to guide the economy through the phase of restrictive monetary policy needed to fight inflation without creating a recession; how can it orchestrate the proverbial soft landing? Given the significant amount of fiscal and monetary stimulus injected into the economy during the pandemic, plus incremental supply chain disruptions and the ongoing Russia/Ukraine conflict, the Fed’s ability to engineer a soft landing has become more difficult.

Most economic data are not yet at recessionary levels and growth is being buoyed by strong employment and higher spending, while marginal activity continues to slowly decline. We are cognizant that the negative impact of monetary policy may take some time to transition through the real economy.

Though some measures of inflation have started to moderate, inflation remains at higher-than-normal levels; energy prices, in particular, are placing a heavier burden on consumers. The Fed has aggressively reiterated its goal to push inflation back to its stated baseline goal of 2%. This provides fodder for them to keep interest rates higher for longer, which in turn would exacerbate recessionary fears and add more uncertainty to growth forecasts.

Equity market overview

Entering the year, we expected a much slower macro environment based on the historical relationship between Fed policy and future economic growth. But the economy proved more resilient than anticipated, as both earnings growth and economic activity exceeded expectations. Excess savings, solid employment formation and rising wages have buoyed the consumer and delayed the customary effects of Fed policy.

Going forward, we believe the markets will be range bound. Current earnings expectations continue to decline, though consensus earnings forecasts for earnings have found some footing and should help drive better results if validated over the next few quarters. Inflation remains persistently high. Therefore, we would expect Fed policy to negatively influence asset prices until there is certainty that interest rates have peaked.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

Fixed income market overview

The Fed funds rate rose throughout the fiscal year, from 3.25% at the beginning to at 5.50% at the close. Rates rose uniformly across all maturities of the yield curve during the fiscal year, and the curve remained inverted during that time, with short-term rates higher than long-term rates. An inverted yield curve usually presages a recession, but a resilient economy has forestalled that, at least for now.

The result for fixed income securities was that 2023 has been a “tale of two markets”: investment grade and non-investment grade. For the investment grade markets, rising rates and persistent economic growth – which dampened hopes of the Fed pivoting to a more dovish posture – capped potential returns. That was the case for Treasuries, mortgage-backed securities and asset-backed securities. For high yield bonds, the story was different. They are more sensitive to the economic climate and corporate earnings than to interest rates – in short, they tend to act more like equities than investment-grade bonds. As such, they fared better overall during the year.

You will find more detailed analyses of each asset class and each Fund’s performance later in this report. As always, we deeply appreciate that you’ve trusted us with your investment, and we remain committed to helping you pursue your financial goals through thoroughly researched, analytically stringent methods that stay true to our approach to invest in what matters.

Sincerely,

Peter Hegel,

Portfolio Manager, Mesirow Strategic Fixed Income

Robert Sydow

Portfolio Manager, Mesirow High Yield Management

Leo Harmon, CFA, CAIA

Portfolio Manager, Mesirow Equity Management

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

Definition of the Comparative Index (Unaudited)

Bloomberg U.S. Aggregate Index

The Bloomberg Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg U.S. Corporate High Yield Index

The Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Russell 2000® Value Index

The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set.

Russell 2000® Index

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index, as of the most recent reconstitution.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023 (Unaudited)

The Enhanced Core Plus Fund’s exposure to high yield securities was a significant contributor to the Fund’s outperformance of the benchmark throughout the fiscal year, as below investment grade bonds outperformed investment grade. Within our investment-grade holdings we tend to maintain a near neutral duration, but exposure to high yield bonds reduces the Fund’s overall duration, which is beneficial during periods of rising rates.

Including high yield and investment grade securities, we continue to maintain an overweight position in corporate bonds relative to the Index. Exposure to currencies was also a positive as the US dollar strengthened versus most currencies during the fiscal year.

While we expect the US economy to slow down going into year end, US growth remained relatively strong with a robust job market and continued low unemployment through the first three quarters. As we enter the third-quarter earnings season, we will see more evidence of idiosyncratic risks as companies continue to navigate ongoing cost pressures and lower margins. Additionally, we will get more visibility on consumer behavior as they adapt to higher borrowing costs combined with reduced savings and continued inflationary impacts.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Mesirow Enhanced Core Plus Fund, Institutional Shares versus the Bloomberg U.S. Aggregate Index.

Average Annual Total Returns For
The Year Ended September 30, 2023
			Annualized
			Inception to
	One Year	Three Year	Date*
Institutional Shares	3.75%	(3.35)%	(1.24)%
Investor Shares†	3.41%	(3.58)%	(1.49)%
Bloomberg U.S. Aggregate Index	0.64%	(5.21)%	(2.34)%

* The Enhanced Core Plus Fund commenced operations on October 1, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023 (Unaudited)

The High Yield Fund’s bias towards smaller issuers and lower rated bonds was beneficial during the year. Our strategy is to use rigorous credit research to pursue the higher yields that less well-researched issues offer while keeping default rates in check. We were able to do that though much of this past fiscal year, as we have since the Fund’s inception.

Looking forward, the high yield market has remained relatively resilient from a credit standpoint despite the backdrop of sharply rising rates. Although credit stats (net leverage and interest coverage) likely peaked in 4Q2022, we have seen only a slight drop off throughout 2023 with still very healthy levels by historical standards. Leveraged loans, however, experienced a notable deterioration in credit fundamentals that will continue to be stressed if the economy softens.

Year-to-date credit spreads have tightened despite outflows in both markets (particularly loans). And with expected limited new issue supply on the horizon, it is possible credit spreads may grind tighter in the near term, especially if Treasuries increase.

As a result, we are seeing less opportunity in the loan market. The rally in loan prices in 2023 year-to-date helped propel the Fund’s performance, but it has also made this segment less attractive versus high yield bonds. Since the Fed started raising rates, almost all loan-only exposure companies have seen their interest bill double because they did not hedge their exposure. That, combined with limited price upside and deteriorating credit conditions, has reduced the attractiveness of the loan market.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023 (Unaudited)

Comparison of Change in the Value of a $1,000,000 Investment in the High Yield Fund, Institutional Shares versus the Bloomberg U.S. Corporate High Yield Index.

Average Annual Total Returns For
The Year Ended September 30, 2023
			Annualized
	One Year	Three Year	Inception to Date*
Institutional Shares	10.17%	5.21%	4.89%
Investor Shares†	9.92%	4.96%	4.63%
Bloomberg U.S. Corporate High Yield Index	10.28%	1.76%	3.51%

* The High Yield Fund commenced operations on December 3, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2023 (Unaudited)

We have positioned the portfolio to be more tactically responsive to shifting backdrops as we evaluate both opportunities and challenges. Sightly defensive positioning has helped the Fund meaningfully outperform its benchmark for the fiscal year.

The negative impacts of a Fed tightening cycle usually happen 12-24 months after significant monetary policy changes have been implemented. Over the next few quarters we should have more clarity with regard to growth and growth expectations. In the meantime, we continue to monitor several factors that may impact tactical portfolio positioning:

An extension of the Fed tightening cycle if inflation remains persistent

Timing and duration of a potential recession

Risk factors related to liquidity and credit that could signal more material downside for equities

Pricing power and margin stability

Pace of employment formation

Earnings revisions and changes in the growth cadence through 2024

In many respects, some indicators (higher mortgage rates, negative growth in leading economic indicators, lower money supply and weaker regional surveys) still reflect a level of stress in the environment which can only be mitigated through positive economic growth. In addition, some supportive elements of the market (excess savings) have now been somewhat exhausted. While the Fed’s policy actions in this cycle have, thus far, produced relatively benign results, we are mindful of the lagged affects and will continue to evaluate the environment for opportunities to drive excess performance.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2023 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Small Company Fund, Institutional Shares versus the Russell 2000® Value Index.

Average Annual Total Returns For
The Year Ended September 30, 2023
			Annualized
			Inception to
	One Year	Three Year	Date*
Institutional Shares	13.56%	17.98%	10.34%
Investor Shares†	13.37%	17.81%	10.29%
Russell 2000® Value Index	7.84%	13.32%	7.15%

*The Small Company Fund commenced operations on December 19, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 56.8%

	Face Amount	Value
Communication Services — 4.1%
AT&T
Callable 11/15/2033 @ $100
5.400%, 02/15/2034	$70,000	$65,513
Comcast
Callable 08/15/2032 @ $100
5.500%, 11/15/2032	45,000	44,481
Directv Financing
Callable 11/06/2023 @ $104
5.875%, 08/15/2027(A)	170,000	150,311
Fox
Callable 07/25/2048 @ $100
5.576%, 01/25/2049	80,000	67,012
Interpublic Group of
Callable 03/15/2033 @ $100
5.375%, 06/15/2033	60,000	56,028
Meta Platforms
Callable 11/15/2052 @ $100
5.600%, 05/15/2053	70,000	66,252
Callable 02/15/2033 @ $100
4.950%, 05/15/2033	100,000	95,835
T-Mobile USA
Callable 10/15/2033 @ $100
5.750%, 01/15/2034	35,000	34,143

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Callable 03/15/2025 @ $100
3.500%, 04/15/2025	$60,000	$57,895
Verizon Communications
Callable 12/15/2031 @ $100
2.355%, 03/15/2032	80,000	61,037

		698,507

Consumer Discretionary — 8.0%
Allied Universal Holdco
Callable 06/01/2024 @ $102
4.625%, 06/01/2028(A)	150,000	125,004
American University
3.672%, 04/01/2049	40,000	29,201
Best Buy
Callable 07/01/2030 @ $100
1.950%, 10/01/2030	45,000	35,087
Carriage Services
Callable 05/15/2024 @ $102
4.250%, 05/15/2029(A)	150,000	128,307
Garda World Security
Callable 11/06/2023 @ $102
4.625%, 02/15/2027(A)	150,000	137,259
General Motors Financial
Callable 10/09/2032 @ $100
6.400%, 01/09/2033	40,000	39,064
General Motors Financial
5.400%, 04/06/2026	15,000	14,690
Grupo Bimbo
Callable 05/10/2047 @ $100
4.700%, 11/10/2047(A)	200,000	161,731
IHO Verwaltungs GmbH
Callable 10/16/2023 @ $101
4.750%cash/0% PIK, 09/15/2026(A)	149,000	136,469
Johns Hopkins University
Callable 04/01/2032 @ $100
4.705%, 07/01/2032	60,000	57,651
McDonald’s MTN
Callable 10/30/2025 @ $100
3.700%, 01/30/2026	35,000	33,659
Thomas Jefferson University
Callable 05/01/2057 @ $100
3.847%, 11/01/2057	75,000	50,087
TKC Holdings
Callable 05/15/2024 @ $103
6.875%, 05/15/2028(A)	145,000	128,972

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Toyota Motor Credit MTN
4.400%, 09/20/2024	$175,000	$172,834
Tractor Supply
Callable 08/01/2030 @ $100
1.750%, 11/01/2030	50,000	37,986
University of Chicago
Callable 10/01/2049 @ $100
2.547%, 04/01/2050	65,000	40,230
University of Southern California
Callable 04/01/2053 @ $100
4.976%, 10/01/2053	55,000	50,468

		1,378,699

Consumer Staples — 4.4%
BAT Capital
Callable 05/02/2033 @ $100
6.421%, 08/02/2033	45,000	43,735
Brown-Forman
Callable 01/15/2033 @ $100
4.750%, 04/15/2033	10,000	9,505
Church & Dwight
Callable 08/15/2032 @ $100
5.600%, 11/15/2032	59,000	59,167
Callable 12/15/2051 @ $100
5.000%, 06/15/2052	40,000	35,512
Constellation Brands
Callable 02/02/2024 @ $100
5.000%, 02/02/2026	40,000	39,278
Callable 11/15/2027 @ $100
3.600%, 02/15/2028	55,000	50,592
Estee Lauder
Callable 11/15/2052 @ $100
5.150%, 05/15/2053	35,000	31,535
General Mills
Callable 11/18/2023 @ $100
5.241%, 11/18/2025	120,000	118,919
HLF Financing S.A.R.L.
Callable 06/01/2024 @ $102
4.875%, 06/01/2029(A)	150,000	106,500
Kraft Heinz Foods
Callable 12/01/2049 @ $100
5.500%, 06/01/2050	25,000	22,790
Philip Morris International
Callable 12/15/2029 @ $100
5.125%, 02/15/2030	60,000	57,542

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Spectrum Brands
Callable 03/15/2026 @ $102
3.875%, 03/15/2031(A)	$150,000	$121,698
Unilever Capital
Callable 09/08/2033 @ $100
5.000%, 12/08/2033	55,000	53,263

		750,036

Energy — 5.1%
Archrock Partners
Callable 11/06/2023 @ $ 103
6.875%, 04/01/2027(A)	150,000	145,101
BP Capital Markets America
Callable 07/21/2025 @ $100
3.796%, 09/21/2025	25,000	24,239
Devon Energy
Callable 01/15/2025 @ $102
4.500%, 01/15/2030	25,000	22,719
Energy Transfer
Callable 11/06/2023 @ $ 100
7.600%, 02/01/2024	70,000	70,126
Callable 12/15/2024 @ $100
4.050%, 03/15/2025	100,000	97,242
Callable 02/15/2030 @ $100
3.750%, 05/15/2030	55,000	47,910
Kinder Morgan
Callable 03/01/2033 @ $100
5.200%, 06/01/2033	25,000	23,123
Callable 03/01/2025 @ $100
4.300%, 06/01/2025	200,000	194,879
MPLX
Callable 12/01/2032 @ $100
5.000%, 03/01/2033	25,000	22,781
Saudi Arabian Oil MTN
2.875%, 04/16/2024(A)	200,000	196,280
Valero Energy
Callable 06/01/2051 @ $100
3.650%, 12/01/2051	25,000	16,075

		860,475

Financials — 10.0%
American Express
Callable 01/13/2026 @ $100
4.900%, 02/13/2026	35,000	34,338

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Bank of America
Callable 04/25/2033 @ $100
5.288%, SOFRRATE + 1.910%, 04/25/2034(B)	$135,000	$125,619
Capital One Financial
Callable 02/01/2033 @ $100
5.817%, SOFRRATE + 2.600%, 02/01/2034(B)	15,000	13,518
Citigroup
Callable 11/17/2032 @ $100
6.270%, SOFRRATE + 2.338%, 11/17/2033(B)	25,000	24,926
Callable 05/25/2033 @ $100
6.174%, SOFRRATE + 2.661%, 05/25/2034(B)	25,000	23,891
Callable 09/29/2025 @ $100
5.610%, SOFRRATE + 1.546%, 09/29/2026(B)	55,000	54,441
Goldman Sachs Group
5.700%, 11/01/2024	55,000	54,790
Goldman Sachs Group
Callable 08/23/2027 @ $100
4.482%, SOFRRATE + 1.725%, 08/23/2028(B)	50,000	47,326
JPMorgan Chase
Callable 06/01/2033 @ $100
5.350%, SOFRRATE + 1.845%, 06/01/2034(B)	60,000	56,897
Callable 07/24/2028 @ $100
5.299%, SOFRRATE + 1.450%, 07/24/2029(B)	40,000	38,919
Callable 08/01/2024 @ $100
5.000%, SOFRRATE + 3.380%(B) (C)	240,000	231,977
Macquarie Airfinance Holdings
Callable 05/01/2025 @ $104
8.375%, 05/01/2028(A)	200,000	202,750
Morgan Stanley
Callable 01/19/2033 @ $100
5.948%, H15T5Y + 2.430%, 01/19/2038(B)	20,000	18,694
Callable 07/21/2033 @ $100
5.424%, SOFRRATE + 1.880%, 07/21/2034(B)	25,000	23,582
Callable 04/20/2028 @ $100
5.164%, SOFRRATE + 1.590%, 04/20/2029(B)	35,000	33,672

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Callable 04/17/2024 @ $100
3.620%, SOFRRATE + 1.160%, 04/17/2025(B)	$20,000	$19,685
Northern Trust
Callable 10/01/2026 @ $100
4.600%, TSFR3M + 3.464%(B) (C)	185,000	166,481
Callable 02/01/2030 @ $100
1.950%, 05/01/2030	65,000	51,756
Royal Bank of Canada MTN
4.950%, 04/25/2025	40,000	39,421
State Street
Callable 01/26/2025 @ $100
4.857%, SOFRRATE + 0.604%, 01/26/2026(B)	50,000	49,162
Toronto-Dominion Bank MTN
4.285%, 09/13/2024	70,000	68,873
Truist Financial MTN
Callable 01/26/2033 @ $100
5.122%, SOFRRATE + 1.852%, 01/26/2034(B)	35,000	31,288
US Bancorp
Callable 06/10/2033 @ $100
5.836%, SOFRRATE + 2.260%, 06/12/2034(B)	85,000	80,168
Callable 06/12/2028 @ $100
5.775%, SOFRRATE + 2.020%, 06/12/2029(B)	40,000	38,935
Callable 04/15/2027 @ $100
5.300%, US0003M + 2.914%(B) (C)	135,000	112,833
Wells Fargo MTN
Callable 07/25/2028 @ $100
5.574%, SOFRRATE + 1.740%, 07/25/2029(B)	15,000	14,634
Callable 10/24/2028 @ $100
4.150%, 01/24/2029	25,000	22,955

		1,681,531

Health Care — 4.6%
AbbVie
Callable 12/15/2043 @ $100
4.850%, 06/15/2044	30,000	26,032
Aetna
Callable 02/15/2047 @ $100
3.875%, 08/15/2047	35,000	24,526

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Amgen
Callable 02/22/2024 @ $100
3.625%, 05/22/2024	$155,000	$152,814
AMN Healthcare
Callable 11/06/2023 @ $101
4.625%, 10/01/2027(A)	150,000	135,563
Children’s Health System of Texas
Callable 02/15/2050 @ $100
2.511%, 08/15/2050	20,000	11,131
CHRISTUS Health
Callable 04/01/2028 @ $100
4.341%, 07/01/2028	50,000	47,433
CVS Health
Callable 01/20/2026 @ $100
5.000%, 02/20/2026	15,000	14,767
Organon
Callable 04/30/2026 @ $103
5.125%, 04/30/2031(A)	150,000	120,203
Sharp HealthCare
Callable 08/01/2049 @ $100
2.680%, 08/01/2050	25,000	14,548
Sutter Health
Callable 02/15/2033 @ $100
5.164%, 08/15/2033	35,000	33,597
Callable 05/15/2028 @ $100
3.695%, 08/15/2028	30,000	27,849
UnitedHealth Group
Callable 08/15/2052 @ $100
5.875%, 02/15/2053	45,000	45,160
Willis-Knighton Medical Center
Callable 03/01/2048 @ $100
4.813%, 09/01/2048	115,000	93,029
Zimmer Biomet Holdings
Callable 08/24/2031 @ $100
2.600%, 11/24/2031	50,000	39,405

		786,057

Industrials — 6.3%
Arcosa
Callable 04/15/2024 @ $102
4.375%, 04/15/2029(A)	150,000	130,905
Boeing
Callable 12/01/2028 @ $100
3.200%, 03/01/2029	45,000	39,519

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Burlington Northern Santa Fe
Callable 10/15/2053 @ $100
5.200%, 04/15/2054	$30,000	$27,485
Canadian Pacific Railway
Callable 11/15/2042 @ $100
4.300%, 05/15/2043	25,000	19,852
Caterpillar Financial Services MTN
4.900%, 01/17/2025	45,000	44,683
Daimler Truck Finance North America
5.200%, 01/17/2025(A)	150,000	148,611
Fortress Transportation and Infrastructure Investors
Callable 05/01/2024 @ $103
5.500%, 05/01/2028(A)	150,000	135,988
John Deere Capital MTN
4.950%, 07/14/2028	20,000	19,724
2.125%, 03/07/2025	20,000	19,053
Johnson Controls International
Callable 01/02/2044 @ $100
4.625%, 07/02/2044	125,000	101,539
Lennox International
Callable 08/15/2028 @ $100
5.500%, 09/15/2028	25,000	24,536
New Enterprise Stone & Lime
Callable 07/15/2024 @ $103
5.250%, 07/15/2028(A)	150,000	134,590
Otis Worldwide
Callable 07/16/2028 @ $100
5.250%, 08/16/2028	40,000	39,319
RTX
Callable 06/15/2043 @ $100
4.800%, 12/15/2043	4,000	3,338
Callable 06/16/2025 @ $100
3.950%, 08/16/2025	35,000	33,864
Callable 06/01/2031 @ $100
1.900%, 09/01/2031	30,000	22,703
Textron
Callable 12/15/2030 @ $100
2.450%, 03/15/2031	25,000	19,865
Veralto
Callable 08/18/2026 @ $100
5.500%, 09/18/2026(A)	45,000	44,794
Callable 06/18/2033 @ $100
5.450%, 09/18/2033(A)	60,000	58,051

		1,068,419

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Information Technology — 4.0%
Central Parent
Callable 06/15/2025 @ $104
8.000%, 06/15/2029(A)	$150,000	$149,445
Consensus Cloud Solutions
Callable 11/06/2023 @ $103
6.000%, 10/15/2026(A)	175,000	161,078
GoTo Group
Callable 11/06/2023 @ $103
5.500%, 09/01/2027(A)	78,000	43,345
Intuit
Callable 03/15/2053 @ $100
5.500%, 09/15/2053	25,000	23,986
Callable 08/15/2026 @ $100
5.250%, 09/15/2026	30,000	29,927
ION Trading Technologies S.A.R.L.
Callable 05/15/2024 @ $103
5.750%, 05/15/2028(A)	201,000	175,256
Micron Technology
Callable 09/01/2029 @ $100
6.750%, 11/01/2029	25,000	25,401
Callable 06/15/2033 @ $100
5.875%, 09/15/2033	65,000	61,910
Sierra Pacific Power
Callable 02/01/2026 @ $100
2.600%, 05/01/2026	20,000	18,599

		688,947

Materials — 4.5%
ATI
Callable 10/01/2026 @ $103
5.125%, 10/01/2031	140,000	121,150
BHP Billiton Finance USA
Callable 06/08/2033 @ $100
5.250%, 09/08/2033	80,000	77,190
Carpenter Technology
Callable 11/06/2023 @ $103
6.375%, 07/15/2028	150,000	144,670
FMC
Callable 11/18/2052 @ $100
6.375%, 05/18/2053	35,000	30,960
Ingevity
Callable 11/06/2023 @ $102
3.875%, 11/01/2028(A)	200,000	164,904

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Newmont
Callable 04/15/2032 @ $100 2.600%, 07/15/2032	$70,000	$54,832
Precision Castparts
Callable 12/15/2044 @ $100 4.375%, 06/15/2045	45,000	36,568
Rain CII Carbon
Callable 11/06/2023 @ $100 7.250%, 04/01/2025(A)	3,000	2,906
TriMas
Callable 04/15/2024 @ $102 4.125%, 04/15/2029(A)	150,000	128,579

		761,759

Real Estate — 0.9%
Alexandria Real Estate Equities
Callable 10/15/2052 @ $100 5.150%, 04/15/2053	50,000	41,709
AvalonBay Communities
Callable 11/15/2032 @ $100 5.000%, 02/15/2033	25,000	23,809
Callable 03/03/2025 @ $100 3.450%, 06/01/2025	70,000	67,465
Public Storage Operating
Callable 02/01/2053 @ $100 5.350%, 08/01/2053	15,000	13,696

		146,679

Utilities — 4.9%
Ameren Illinois
Callable 03/01/2033 @ $100 4.950%, 06/01/2033	95,000	89,886
Duke Energy Carolinas
Callable 07/15/2053 @ $100 5.400%, 01/15/2054	25,000	23,095
Duke Energy Florida
Callable 05/15/2052 @ $100 5.950%, 11/15/2052	45,000	44,197
Duke Energy Florida Project Finance 2.538%, 09/01/2029	124,490	112,650
Entergy Texas
Callable 03/01/2053 @ $100 5.800%, 09/01/2053	15,000	14,346
Callable 03/15/2052 @ $100 5.000%, 09/15/2052	20,000	16,964

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Evergy Kansas Central
Callable 09/15/2052 @ $100 5.700%, 03/15/2053	$85,000	$79,693
Georgia Power
Callable 11/17/2032 @ $100 4.950%, 05/17/2033	25,000	23,433
Kansas Gas Service Securitization I 5.486%, 08/01/2032	60,992	60,328
Monongahela Power
Callable 11/15/2033 @ $100 5.850%, 02/15/2034(A)	20,000	19,631
NextEra Energy Capital Holdings 6.051%, 03/01/2025	75,000	75,113
Oglethorpe Power
Callable 10/01/2046 @ $100 4.500%, 04/01/2047	25,000	18,673
Callable 02/01/2050 @ $100 3.750%, 08/01/2050	190,000	127,440
San Diego Gas & Electric
Callable 07/15/2028 @ $100 4.950%, 08/15/2028	30,000	29,205
Callable 12/15/2031 @ $100 3.000%, 03/15/2032	100,000	82,531
Southern California Edison
Callable 08/01/2032 @ $100 5.950%, 11/01/2032	10,000	9,973

		827,158

TOTAL CORPORATE OBLIGATIONS
(Cost $10,453,626)		9,648,267

U.S. TREASURY OBLIGATIONS — 17.7%

U.S. Treasury Bonds 4.375%, 08/15/2043	310,000	289,220
4.000%, 11/15/2052	25,000	22,158
4.000%, 11/15/2042	55,000	48,817
3.875%, 05/15/2043	110,000	95,631
3.875%, 02/15/2043	5,000	4,352
3.625%, 05/15/2053	40,000	33,119
3.625%, 02/15/2053	415,000	343,218
U.S. Treasury Notes 4.750%, 07/31/2025	30,000	29,801
4.375%, 08/31/2028	125,000	123,760
4.375%, 08/15/2026	40,000	39,503
4.250%, 05/31/2025	240,000	236,437

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
4.125%, 07/31/2028	$5,000	$4,892
4.125%, 06/15/2026	110,000	107,963
4.125%, 01/31/2025	30,000	29,536
4.000%, 06/30/2028	10,000	9,733
4.000%, 02/29/2028	20,000	19,483
3.875%, 03/31/2025	365,000	357,743
3.875%, 04/30/2025	110,000	107,761
3.875%, 08/15/2033	200,000	188,969
3.875%, 12/31/2029	45,000	43,107
3.750%, 06/30/2030	90,000	85,423
3.750%, 04/15/2026	150,000	145,898
3.625%, 05/31/2028	175,000	167,727
3.625%, 05/15/2026	185,000	179,327
3.500%, 02/15/2033	160,000	146,800
3.375%, 05/15/2033	165,000	149,634

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,145,702)		3,010,012

MORTGAGE-BACKED SECURITIES — 14.9%

FHLMC 5.000%, 08/01/2038 - 07/01/2043	258,206	248,908
3.000%, 06/01/2052	341,913	283,322
2.500%, 05/01/2052	406,861	323,455
2.000%, 10/01/2051 - 02/01/2052	970,829	741,040
FNMA 5.000%, 11/01/2037 - 04/01/2053	385,995	368,607
4.500%, 07/01/2052	120,093	110,392
4.000%, 08/01/2037 - 10/01/2052	291,402	265,093
2.500%, 03/01/2052	245,538	195,255

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,731,419)		2,536,072

ASSET-BACKED SECURITIES — 4.8%

Automotive — 2.1%
Fifth Third Auto Trust, Ser 2023-1, Cl A3
Callable 02/15/2027 @ $100 5.530%, 08/15/2028	35,000	34,899
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
Callable 01/15/2025 @ $100 3.190%, 07/15/2031 (A)	100,000	96,495

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Ford Credit Auto Owner Trust, Ser 2019-1, Cl A
Callable 01/15/2024 @ $100 3.520%, 07/15/2030 (A)	$100,000	$99,308
GM Financial Automobile Leasing Trust, Ser 2022-3, Cl A3
Callable 12/20/2024 @ $100 4.010%, 09/22/2025	60,000	59,262
GM Financial Automobile Leasing Trust,
Ser 2023-3, Cl A3
Callable 02/20/2026 @ $100 5.380%, 11/20/2026	15,000	14,941
Honda Auto Receivables Owner Trust,
Ser 2022-2, Cl A3
Callable 01/18/2026 @ $100 3.730%, 07/20/2026	20,000	19,475
World Omni Automobile Lease Securitization Trust, Ser 2022-A, Cl A2 2.630%, 10/15/2024	24,757	24,688

		349,068

Other ABS — 2.7%
American Express Credit Account Master Trust,
Ser 2022-3, Cl A 3.750%, 08/15/2027	100,000	96,795
John Deere Owner Trust, Ser 2023-A, Cl A3
Callable 08/15/2026 @ $100 5.010%, 11/15/2027	40,000	39,533
Kubota Credit Owner Trust, Ser 2023-2A, Cl A2
Callable 05/15/2027 @ $100 5.610%, 07/15/2026 (A)	100,000	99,580
Sierra Timeshare Receivables Funding,
Ser 2023-1A, Cl B
Callable 01/20/2027 @ $100 5.830%, 01/20/2040 (A)	74,930	73,123
T-Mobile US Trust, Ser 2022-1A, Cl A
Callable 11/20/2025 @ $100 4.910%, 05/22/2028 (A)	100,000	98,622
Verizon Master Trust, Ser 2023-2, Cl A
Callable 04/20/2025 @ $100 4.890%, 04/13/2028	60,000	59,232

		466,885

TOTAL ASSET-BACKED SECURITIES
(Cost $823,249)		815,953

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

MUNICIPAL BONDS — 2.3%

	Face Amount	Value
Maryland State, Health & Higher Educational Facilities Authority, RB
Callable 01/01/2040 @ $100 3.052%, 07/01/2040	$75,000	$52,188

Massachusetts State, Commonwealth, Ser A, RB 3.769%, 07/15/2029	65,000	61,197

New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB Callable 08/01/2028 @ $100 3.900%, 08/01/2031	105,000	94,546

Oklahoma State, Development Finance Authority, RB 4.623%, 06/01/2044	60,000	54,340

Regents of the University of California Medical Center Pooled Revenue, RB 4.563%, 05/15/2053	120,000	101,204

Texas State, GO 5.517%, 04/01/2039	25,000	24,829

TOTAL MUNICIPAL BONDS
(Cost $430,088)		388,304

LOAN OBLIGATIONS — 1.8%

Communication Services — 1.0%
Terrier Media Buyer, Inc., Term B Loan, 1st Lien 8.990%, CME Term SOFR + 3.600%, 12/17/2026	182,927	166,921

Financials — 0.8%
Osaic Holdings, Term B-2 Loan 9.816%, CME Term SOFR + 4.500%, 08/17/2028	144,750	144,524

TOTAL LOAN OBLIGATIONS
(Cost $327,032)		311,445

TOTAL INVESTMENTS — 98.3%
(Cost $17,911,116)		$16,710,053

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

A list of the open forward contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/20/23	USD	2,000	ZAR	38,225	$5
HSBC	12/20/23	USD	40,243	SGD	54,573	(176)
HSBC	12/20/23	USD	80,797	KRW	106,831,891	(1,477)
HSBC	12/20/23	USD	84,000	PHP	4,771,190	258
HSBC	12/20/23	USD	94,000	ILS	356,506	(154)
HSBC	12/20/23	USD	115,000	CZK	2,650,981	(343)
HSBC	12/20/23	ILS	121,479	USD	32,000	22
HSBC	12/20/23	ILS	11,494	USD	3,000	(25)
HSBC	12/20/23	USD	70,000	THB	2,550,555	552
HSBC	12/20/23	USD	88,000	THB	3,126,046	(1,530)
HSBC	12/20/23	USD	168,996	NZD	285,313	2,011
HSBC	12/20/23	USD	174,646	EUR	162,000	(2,721)
HSBC	12/20/23	EUR	188,396	USD	201,679	1,742
HSBC	12/20/23	USD	195,000	PLN	846,891	(1,748)
HSBC	12/20/23	USD	21,000	INR	1,752,491	6
HSBC	12/20/23	USD	246,000	INR	20,486,336	(443)
HSBC	12/20/23	USD	271,243	BRL	1,360,754	(3,187)
HSBC	12/20/23	USD	182,000	CNH	1,323,808	40
HSBC	12/20/23	USD	93,000	CNH	675,444	(118)
HSBC	12/20/23	USD	283,000	HUF	103,414,074	(5,816)
HSBC	12/20/23	USD	245,000	CLP	220,592,338	1,723
HSBC	12/20/23	USD	40,000	CLP	35,337,302	(477)
HSBC	12/20/23	USD	286,000	TWD	9,104,474	(2,140)
HSBC	12/20/23	USD	287,616	IDR	4,423,271,620	(2,169)
HSBC	12/20/23	USD	40,000	NOK	432,473	521
HSBC	12/20/23	USD	284,265	NOK	3,028,361	(520)
HSBC	12/20/23	USD	351,243	SEK	3,886,487	5,928
HSBC	12/20/23	USD	157,839	GBP	130,000	864
HSBC	12/20/23	USD	204,818	GBP	163,578	(5,123)
HSBC	12/20/23	NZD	370,000	USD	219,037	(2,730)
HSBC	12/20/23	USD	260,000	CHF	236,813	1,050
HSBC	12/20/23	USD	160,000	CHF	144,646	(550)
HSBC	12/20/23	GBP	534,755	USD	663,179	10,353
HSBC	12/20/23	NOK	534,810	USD	50,000	(109)
HSBC	12/20/23	USD	64,000	COP	268,401,292	490
HSBC	12/20/23	USD	478,115	COP	1,949,239,149	(9,764)
HSBC	12/20/23	USD	450,512	AUD	700,000	809

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/20/23	USD	129,699	AUD	200,000	$(750)
HSBC	12/20/23	AUD	590,435	USD	380,227	(453)
HSBC	12/20/23	USD	59,000	MXN	1,053,170	625
HSBC	12/20/23	USD	535,273	MXN	9,385,282	(3,927)
HSBC	12/20/23	SGD	628,353	USD	463,480	2,147
HSBC	12/20/23	SGD	28,610	USD	21,000	(5)
HSBC	12/20/23	USD	679,489	JPY	98,439,868	(11,943)
HSBC	12/20/23	CHF	774,334	USD	872,699	19,115
HSBC	12/20/23	USD	96,000	CAD	130,925	516
HSBC	12/20/23	USD	860,000	CAD	1,158,986	(5,611)
HSBC	12/20/23	BRL	1,092,896	USD	217,894	2,604
HSBC	12/20/23	SEK	1,189,276	USD	107,282	(2,013)
HSBC	12/20/23	CAD	1,027,920	USD	760,416	2,647
HSBC	12/20/23	CAD	250,753	USD	184,000	(852)
HSBC	12/20/23	PLN	1,466,100	USD	341,344	6,794
HSBC	12/20/23	RON	1,792,044	USD	386,000	5,570
HSBC	12/20/23	MXN	192,213	USD	11,000	118
HSBC	12/20/23	MXN	1,874,043	USD	105,000	(1,099)
HSBC	12/20/23	CZK	6,278,099	USD	274,770	3,237
HSBC	12/20/23	ZAR	6,756,485	USD	353,099	(1,234)
HSBC	12/20/23	CNH	1,038,102	USD	143,000	249
HSBC	12/20/23	CNH	6,788,297	USD	932,512	(962)
HSBC	12/20/23	TWD	16,359,791	USD	513,669	3,601
HSBC	12/20/23	THB	17,959,716	USD	508,264	11,476
HSBC	12/20/23	PHP	24,395,001	USD	429,665	(1,144)
HSBC	12/20/23	INR	7,685,422	USD	92,321	201
HSBC	12/20/23	INR	32,677,519	USD	391,000	(686)
HSBC	12/20/23	KRW	42,301,440	USD	32,000	592
HSBC	12/20/23	JPY	56,331,900	USD	388,243	6,242
HSBC	12/20/23	HUF	156,739,069	USD	428,131	8,018
HSBC	12/20/23	CLP	29,884,440	USD	34,000	576
HSBC	12/20/23	CLP	370,403,020	USD	411,525	(2,755)
HSBC	12/20/23	COP	1,368,914,108	USD	335,000	6,085
HSBC	12/20/23	COP	125,849,817	USD	30,000	(238)
HSBC	12/20/23	IDR	354,032,606	USD	23,000	153
HSBC	12/20/23	IDR	1,974,836,386	USD	127,000	(442)

						$31,506

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

For the year ended September 30, 2023, the average forward currency contracts to deliver and to receive were $(39,991) and $40,008, respectively.

Percentages are based on Net Assets of $17,004,601.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of September 30, 2023 was $3,961,359 and represents 23.3% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

COP — Colombian Peso

CZK — Czech Koruna

EUR — Euro

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HUF — Hungarian Forint

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

MTN — Medium Term Note

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PHP— Philippine Peso

PLN — Polish Zloty

RB — Revenue Bond

RON — Romanian Leu

SEK — Swedish Krona

SGD — Singapore Dollar

Ser — Series

THB — Thai Baht

TWD — Taiwan Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2023

USD — United States Dollar

ZAR — South African Rand

As of September 30, 2023, all of the Fund’s investments in securities and other financial instruments were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

SECTOR WEIGHTINGS (Unaudited) †

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 78.9%

	Face Amount	Value
Communication Services — 3.7%
Beasley Mezzanine Holdings
Callable 11/06/2023 @ $104 8.625%, 02/01/2026(A)	$1,487,000	$954,167
Spanish Broadcasting System
Callable 10/16/2023 @ $105 9.750%, 03/01/2026(A)	1,110,000	742,498
Urban One
Callable 02/01/2024 @ $104 7.375%, 02/01/2028(A)	1,335,000	1,144,762

		2,841,427

Consumer Discretionary — 13.9%
Brightline Trains Florida
Callable 01/01/2024 @ $104 8.000%, 01/01/2028(A)	1,181,000	1,042,232
Carnival
Callable 11/01/2024 @ $103 6.000%, 05/01/2029(A)	1,253,000	1,068,787
Jacobs Entertainment
Callable 02/15/2025 @ $103 6.750%, 02/15/2029(A)	711,000	609,597
Callable 02/15/2025 @ $103 6.750%, 02/15/2029(A)	568,000	504,100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
NCL Finance
Callable 12/15/2027 @ $100 6.125%, 03/15/2028(A)	$1,082,000	$954,865
NES Fircroft Bondco
Callable 09/29/2024 @ $106 11.750%, 09/29/2026(A)	750,000	772,500
Park River Holdings
Callable 08/01/2024 @ $103 6.750%, 08/01/2029(A)	923,000	731,478
Premier Entertainment Sub
Callable 09/01/2026 @ $103 5.875%, 09/01/2031(A)	775,000	571,563
Scientific Games Holdings
Callable 03/01/2025 @ $103 6.625%, 03/01/2030(A)	946,000	815,925
Staples
Callable 11/06/2023 @ $103 10.750%, 04/15/2027(A)	1,448,000	850,048
SWF Escrow Issuer
Callable 10/01/2024 @ $103 6.500%, 10/01/2029(A)	670,000	428,599
Tenneco
Callable 11/17/2024 @ $104 8.000%, 11/17/2028(A)	996,000	810,495
TKC Holdings
Callable 05/15/2024 @ $103 6.875%, 05/15/2028(A)	865,000	769,383
Upbound Group
Callable 02/15/2024 @ $103 6.375%, 02/15/2029(A)	833,000	739,288

		10,668,860

Consumer Staples — 1.1%
HLF Financing S.A.R.L.
Callable 06/01/2024 @ $102 4.875%, 06/01/2029(A)	1,170,000	830,700

Energy — 16.0%
Bristow Group
Callable 03/01/2024 @ $103 6.875%, 03/01/2028(A)	1,044,000	978,886
CSI Compressco
Callable 11/06/2023 @ $108 10.000%, 04/01/2026(A)	518,000	457,904
Callable 11/06/2023 @ $102 7.500%, 04/01/2025(A)	886,000	861,635

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Ensign Drilling
Callable 11/06/2023 @ $100 9.250%, 04/15/2024(A)	$844,000	$838,187
Ferrellgas Escrow
Callable 04/01/2024 @ $103 5.875%, 04/01/2029(A)	1,200,000	1,079,189
Greenfire Resources
Callable 10/01/2025 @ $106 12.000%, 10/01/2028(A)	1,160,000	1,141,231
ITT Holdings
Callable 08/01/2024 @ $103 6.500%, 08/01/2029(A)	1,346,000	1,140,901
NGL Energy Operating
Callable 11/06/2023 @ $104 7.500%, 02/01/2026(A)	389,000	384,736
Odfjell Rig III
Callable 12/01/2025 @ $105 9.250%, 05/31/2028	991,000	1,003,387
Shelf Drilling Holdings
Callable 10/15/2025 @ $105 9.625%, 04/15/2029(A)	188,000	186,052
Solaris Midstream Holdings
Callable 11/06/2023 @ $104 7.625%, 04/01/2026(A)	1,023,000	987,243
Summit Midstream Holdings
Callable 11/06/2023 @ $104 9.000%, 10/15/2026(A) (B)	524,000	503,131
Callable 11/06/2023 @ $100 5.750%, 04/15/2025	755,000	705,925
TransMontaigne Partners
Callable 10/20/2023 @ $102 6.125%, 02/15/2026	897,000	765,814
Venture Global LNG
Callable 06/01/2026 @ $104 8.375%, 06/01/2031(A)	612,000	601,634
Welltec International APS
Callable 10/16/2023 @ $104 8.250%, 10/15/2026(A)	691,000	700,501

		12,336,356

Financials — 5.5%
Burford Capital Global Finance
Callable 04/15/2025 @ $103 6.875%, 04/15/2030(A)	1,103,000	1,013,023

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Macquarie Airfinance Holdings
Callable 05/01/2025 @ $104 8.375%, 05/01/2028(A)	$1,095,000	$1,110,056
Midcap Financial Issuer Trust
Callable 05/01/2024 @ $103 6.500%, 05/01/2028(A)	1,274,000	1,099,715
VistaJet Malta Finance
Callable 02/01/2025 @ $103 6.375%, 02/01/2030(A)	1,292,000	997,882

		4,220,676

Industrials — 17.4%
Alta Equipment Group
Callable 11/06/2023 @ $103 5.625%, 04/15/2026(A)	1,214,000	1,118,398
Brand Industrial Services
Callable 08/01/2026 @ $105 10.375%, 08/01/2030(A)	929,000	930,431
Cimpress
Callable 10/20/2023 @ $102 7.000%, 06/15/2026	1,373,000	1,285,004
CoreCivic
Callable 07/15/2027 @ $100 4.750%, 10/15/2027	410,000	360,538
F-Brasile
Callable 10/16/2023 @ $102 7.375%, 08/15/2026(A)	1,302,000	1,210,196
Fortress Transportation and Infrastructure Investors
Callable 05/01/2024 @ $103 5.500%, 05/01/2028(A)	1,240,000	1,124,167
Innovate
Callable 10/16/2023 @ $104 8.500%, 02/01/2026(A)	1,377,000	1,051,642
JPW Industries Holding
Callable 11/06/2023 @ $100 9.000%, 10/01/2024(A)	1,120,000	1,071,952
Navios South American Logistics
Callable 11/06/2023 @ $103 10.750%, 07/01/2025(A)	1,169,000	1,150,004
New Enterprise Stone & Lime
Callable 11/06/2023 @ $105 9.750%, 07/15/2028(A)	666,000	657,675

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Park-Ohio Industries
Callable 11/06/2023 @ $102 6.625%, 04/15/2027	$1,322,000	$1,146,835
Railworks Holdings
Callable 11/15/2024 @ $104 8.250%, 11/15/2028(A)	1,097,000	1,039,682
Rand Parent
Callable 02/15/2026 @ $104 8.500%, 02/15/2030(A)	728,000	673,473
Triumph Group
Callable 11/06/2023 @ $100 7.750%, 08/15/2025	542,000	514,900

		13,334,897

Information Technology — 6.8%
Central Parent
Callable 06/15/2025 @ $104 8.000%, 06/15/2029(A)	220,000	219,186
Conduent Business Services
Callable 11/01/2024 @ $103 6.000%, 11/01/2029(A)	1,181,000	1,008,574
Consensus Cloud Solutions
Callable 10/15/2026 @ $102 6.500%, 10/15/2028(A)	1,237,000	1,054,220
Exela Intermediate
Callable 10/16/2023 @ $100 11.500%, 04/15/2026(A)	126,900	22,525
GoTo Group
Callable 11/06/2023 @ $103 5.500%, 09/01/2027(A)	1,175,000	652,950
ION Trading Technologies S.A.R.L.
Callable 05/15/2024 @ $103 5.750%, 05/15/2028(A)	1,301,000	1,134,368
Virtusa
Callable 12/15/2023 @ $104 7.125%, 12/15/2028(A)	1,406,000	1,135,345

		5,227,168

Materials — 14.5%
ASP Unifrax Holdings
Callable 09/30/2024 @ $104 7.500%, 09/30/2029(A)	1,191,000	647,344
Calderys Financing
Callable 06/01/2025 @ $106 11.250%, 06/01/2028(A)	1,081,000	1,107,276

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Cerdia Finanz GMBH
Callable 02/15/2024 @ $105 10.500%, 02/15/2027(A)	$1,183,000	$1,163,284
Consolidated Energy Finance
Callable 10/15/2024 @ $103 5.625%, 10/15/2028(A)	931,000	769,239
Conuma Resources
Callable 05/01/2026 @ $110 13.125%, 05/01/2028(A)	1,011,000	929,834
GPD
Callable 11/06/2023 @ $103 10.125%, 04/01/2026(A)	1,169,000	1,077,451
JW Aluminum Continuous Cast
Callable 10/20/2023 @ $103 10.250%, 06/01/2026(A)	688,000	681,037
Mativ Holdings
Callable 11/06/2023 @ $102 6.875%, 10/01/2026(A)	1,225,000	1,117,812
Mercer International
Callable 10/01/2025 @ $106 12.875%, 10/01/2028(A)	780,000	788,540
Rain Carbon
Callable 03/01/2026 @ $106 12.250%, 09/01/2029(A)	1,340,000	1,405,325
Rain CII Carbon
Callable 11/06/2023 @ $100 7.250%, 04/01/2025(A)	24,000	23,249
TMS International
Callable 04/15/2024 @ $103 6.250%, 04/15/2029(A)	1,351,000	1,117,283
Warrior Met Coal
Callable 12/01/2024 @ $104 7.875%, 12/01/2028(A)	385,000	386,094

		11,213,768

TOTAL CORPORATE OBLIGATIONS
(Cost $65,040,758)		60,673,852

LOAN OBLIGATIONS — 14.9%
Communication Services — 1.4%
DirectTV Financing, LLC, Term Loan, 1st Lien 10.431%, CME Term SOFR + 5.115%, 07/22/2027	287,000	280,144

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

LOAN OBLIGATIONS — continued

	Face Amount	Value
Communication Services — continued
Research Now Group, Inc., Initial Term Loan, 1st Lien 11.080%, CME Term SOFR + 5.762%, 12/20/2024	$1,075,473	$777,029

		1,057,173

Energy — 1.1%
WaterBridge Midstream Operating, LLC, Initial Term Loan, 1st Lien
11.363%, CME Term SOFR + 6.012%, 06/22/2026	817,859	817,990

Financials — 1.9%
RLG Holdings, Term Loan, 2nd Lien 12.931%, CME Term SOFR + 7.615%, 07/02/2029	996,000	911,340
Runner Buyer Inc., Initial Term Loan, 1st Lien 11.037%, CME Term SOFR + 5.615%, 10/08/2028	659,950	519,163

		1,430,503

Industrials — 5.2%
ARC Falcon I, Term Loan, 2nd Lien 12.416%, CME Term SOFR + 7.100%, 09/22/2029	740,000	663,225
DXP Enterprises, Inc., Initial Term Loan, 1st Lien
10.444%, CME Term SOFR + 5.350%, 12/16/2027	525,150	523,181
FCG Acquisitions, Inc., Initial Term Loan, 2nd Lien
12.402%, CME Term SOFR + 7.012%, 03/30/2029	380,000	356,725
Forming Machining Industries Holdings, LLC, Initial Term Loan, 1st Lien
9.823%, CME Term SOFR + 4.400%, 10/09/2025	241,751	191,286
Forming Machining Industries Holdings, LLC, Initial Term Loan, 2nd Lien
13.823%, CME Term SOFR + 8.400%, 10/09/2026	500,000	350,000
NA Rail Hold Co. LLC, Tranche B-2 Term Loan, 1st Lien
9.652%, CME Term SOFR + 4.262%, 10/19/2026	357,008	356,115

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

LOAN OBLIGATIONS — continued

	Face Amount	Value
Industrials — continued
One Stop Mailing, LLC, Term Loan, 1st Lien 11.681%, CME Term SOFR + 6.365%, 05/07/2027	$965,134	$916,877
Rand Parent/Atlas Air, Term Loan, 1st Lien 9.640%, CME Term SOFR + 4.250%, 02/08/2028	338,300	327,447
Roper Industrial Product, Term Loan 1st Lien 9.890%, CME Term SOFR + 4.500%, 11/30/2029	358,200	358,712

		4,043,568

Information Technology — 4.6%
Bracket Holdings/Signant Health, Term Loan, 1st Lien 10.490%, CME Term SOFR + 5.100%, 05/08/2028	877,800	875,790
ConvergeOne Holdings, Corp., Initial Term Loan, 2nd Lien
14.131%, LIBOR + 8.500%, 01/14/2027	140,000	35,481
Dodge Data & Analytics, Term Loan 2nd Lien 13.790%, CME Term SOFR + 8.400%, 02/10/2030	1,000,000	692,500
Emerald EMS, Term Loan, 1st Lien 11.823%, CME Term SOFR + 6.400%, 12/29/2027	625,625	591,216
Magenta Buyer, LLC., Term Loan, 1st Lien 10.631%, CME Term SOFR + 5.262%, 07/27/2028 (C)	1,222,863	906,276
Redstone Holdco, Term Loan, 1st Lien 10.184%, CME Term SOFR + 4.865%, 04/27/2028	526,382	448,414

		3,549,677

Materials — 0.7%
Alchemy US Holdco 1, LLC, Initial Term Loan, 1st Lien 12.860%, CME Term SOFR + 7.470%, 10/10/2025	577,721	569,921

TOTAL LOAN OBLIGATIONS (Cost $12,794,808)		11,468,832

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

EXCHANGE TRADED FUND — 0.9%

	Shares	Value
iShares iBoxx High Yield Corporate Bond ETF	10,000	$737,200

TOTAL EXCHANGE TRADED FUND
(Cost $741,500)		737,200

COMMON STOCK — 0.6%
Consumer Discretionary — 0.2%
24 Hour Fitness Worldwide, Inc. *(D)	90,461	905
PSS Industrial Offering, Class A *(D)(E)	1,353	140,145
PSS Industrial Offering, Class B *(D)(E)	351	36,399

		177,449

Energy — 0.4%
Greenfire Resources *	56,516	279,754

TOTAL COMMON STOCK
(Cost $1,245,328)		457,203

WARRANT — 0.0%
	Number of Warrants
Energy — 0.0%
Greenfire Resources *(D)	4,480	2,688

TOTAL WARRANT
(Cost $45)		2,688

RIGHTS — 0.0%
	Number of Rights
Industrials — 0.0%
Altera Infrastructure *(D)(E)	2,800	—

TOTAL RIGHTS
(Cost $633,990)		—

PREFERRED STOCK — 0.0%
	Shares
Consumer Discretionary — 0.0%
24 Hour Fitness Worldwide, Inc. # *(D)	22,590	226

TOTAL PREFERRED STOCK
(Cost $30,497)		226

TOTAL INVESTMENTS — 95.3%
(Cost $80,486,926)		$73,340,001

Percentages are based on Net Assets of $76,941,015.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

#	There is currently no interest rate available.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of September 30, 2023 was $54,891,449 and represents 71.3% of Net Assets.

(B)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on September 30, 2023. The coupon on a step bond changes on a specified date.
(C)	Unsettled Bank Loan. Interest rate may not be available.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Securities considered restricted. The total market value of such securities as of September 30, 2023 was $176,544 and represented 0.2% of the Net Assets.

H15T5Y — US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

SOFR — Secured Overnight Financing Rate

TSFR3M — Term Secured Overnight Financing Rate 30-day Average 3 Month

The last USD Panel LIBOR rates were published 6/30/2023. Any USD LIBOR rate published after 7/1/2023 is a synthetic LIBOR published by the ICE Benchmark Administration, and that synthetic rate is in effect a CME Term SOFR plus ISDA/ARRC Spread Adjustments.

The following is a summary of the level of inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$60,673,852	$—	$60,673,852
Loan Obligations	—	11,468,832	—	11,468,832
Exchange Traded Fund	737,200	—	—	737,200
Common Stock	279,754	—	177,449	457,203
Warrant	—	—	2,688	2,688
Rights	—	—	—	—
Preferred Stock	—	—	226	226

Total Investments in Securities	$1,016,954	$72,142,684	$180,363	$73,340,001

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2023

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Obligations	Warrant	Common Stock	Preferred Stock	Totals
Beginning balance as of October 1, 2022	$833,000	$392,000	$114,451	$11,295	$1,350,746
Accrued discounts/ premiums	—	—	—	—	—
Realized gain/(loss)	—	(39,200)	—	—	(39,200)
Change in unrealized appreciation/
(depreciation)	—	(352,800)	62,998	(11,069)	(300,871)
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Restructuring	—	2,688	—	—	2,688
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(833,000)	—	—	—	(833,000)

Ending balance as of
September 30, 2023(1)	$—	$2,688	$177,449	$226	$180,363

Change in unrealized gains (losses) included in earnings related to securities still held at reporting period date	$—	$(352,800)	$62,998	$(11,069)	$(300,871)

(1) For the year ended September 30, 2023, Level 3 securities held in the Fund with a total value of $180,363 have been valued using third party broker quoted pricing information without adjustments. Transfers from Level 3 to Level 2 were due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

A list of the restricted securities, excluding 144a, held by the Fund at September 30, 2023, is as follows:

Description	Number of Shares	Acquisition Date	Cost	Market Value
Common Stock
PSS Industrial Offering, Class A	1,353	5/31/2022	$77,451	$140,145
PSS Industrial Offering, Class B	351	6/30/2022	527,705	36,399
Right
Altera Infrastructure	2,800	12/05/2022	633,990	—

			$1,239,146	$176,544

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2023

SECTOR WEIGHTINGS †

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.3%

	Shares	Value
Communication Services — 1.0%
Nexstar Media Group, Cl A	1,935	$277,421

Consumer Discretionary — 9.3%
Bright Horizons Family Solutions *	3,168	258,065
Brunswick	4,473	353,367
Gentherm*	5,971	323,986
Kontoor Brands	8,805	386,628
Ollie’s Bargain Outlet Holdings *	6,066	468,174
Wendy’s	17,335	353,807
Wyndham Hotels & Resorts	4,694	326,421

		2,470,448

Consumer Staples — 3.4%
Hostess Brands, Cl A *	8,203	273,242
Lancaster Colony	1,685	278,076
Sprouts Farmers Market *	7,880	337,264

		888,582

Energy — 7.6%
Antero Resources *	11,650	295,677
ChampionX	11,481	408,953
Green Plains *	8,975	270,148
Kosmos Energy *	40,955	335,012
Permian Resources, Cl A	25,865	361,075

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2023

COMMON STOCK — continued

	Shares	Value
Energy — continued
TechnipFMC PLC	16,418	$333,942

		2,004,807

Financials — 14.3%
Axis Capital Holdings	7,512	423,451
Columbia Banking System	16,950	344,085
First Horizon	32,885	362,393
First Interstate BancSystem, Cl A	14,618	364,573
Hancock Whitney	9,185	339,753
Hannon Armstrong Sustainable Infrastructure Capital ‡	12,206	258,767
Hanover Insurance Group	3,768	418,173
Kemper	7,787	327,288
Radian Group	5,253	131,903
SouthState	3,760	253,273
Synovus Financial	10,437	290,149
Wintrust Financial	3,845	290,297

		3,804,105

Health Care — 10.6%
Amphastar Pharmaceuticals *	4,898	225,259
Globus Medical, Cl A *	6,879	341,542
Halozyme Therapeutics *	10,799	412,522
Lantheus Holdings *	6,129	425,843
Maravai LifeSciences Holdings, Cl A *	24,598	245,980
Merit Medical Systems *	3,936	271,663
Pacira BioSciences *	7,862	241,206
R1 RCM *	23,143	348,765
Tenet Healthcare *	4,530	298,482

		2,811,262

Industrials — 22.2%
American Woodmark *	3,915	296,013
Astec Industries	5,205	245,207
Barnes Group	6,670	226,580
Brink’s	5,045	366,469
CACI International, Cl A *	1,207	378,913
Copa Holdings, Cl A	2,875	256,220
Energy Recovery *	15,305	324,619
Enerpac Tool Group, Cl A	12,920	341,476
Fluor*	12,608	462,714
Gibraltar Industries *	5,330	359,828
Hayward Holdings *	28,385	400,228
ITT	4,615	451,855
Kirby*	4,830	399,924

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2023

COMMON STOCK — continued

	Shares	Value
Industrials — continued
Mercury Systems *	7,203	$267,159
SPX Technologies *	3,758	305,901
Trex *	2,895	178,419
Vicor *	3,967	233,617
XPO *	5,410	403,911

		5,899,053

Information Technology — 11.0%
Belden	3,935	379,924
Calix *	9,044	414,577
CommVault Systems *	3,680	248,805
Extreme Networks *	10,850	262,678
Five9 *	5,825	374,548
Insight Enterprises *	2,050	298,275
Instructure Holdings *	10,600	269,240
MKS Instruments	3,859	333,958
Rambus *	6,260	349,245

		2,931,250

Materials — 5.4%
AptarGroup	2,850	356,364
ATI Inc. *	6,492	267,146
Hecla Mining	67,290	263,104
Tronox Holdings PLC	19,419	260,991
Westrock	7,764	277,951

		1,425,556

Real Estate — 6.2%
Alexander & Baldwin ‡	14,515	242,836
Armada Hoffler Properties ‡	23,703	242,718
InvenTrust Properties ‡	13,901	330,983
Physicians Realty Trust ‡	23,801	290,134
Safehold ‡	13,236	235,601
STAG Industrial ‡	8,635	297,994

		1,640,266

Utilities — 3.3%
Northwest Natural Holding	8,515	324,932
ONE Gas	3,591	245,194
Portland General Electric	7,560	306,029

		876,155

TOTAL COMMON STOCK (Cost $24,084,130)		25,028,905

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2023

EXCHANGE TRADED FUNDS — 1.8%

	Shares	Value
iShares Russell 2000 ETF	881	$155,708
SPDR S&P Biotech ETF	4,280	312,526

TOTAL EXCHANGE TRADED FUNDS (Cost $517,250)		468,234

TOTAL INVESTMENTS — 96.1% (Cost $24,601,380)		$25,497,139

Percentages are based on Net Assets of $26,538,570.

*	Non-income producing security.
‡	Real Estate Investment Trust

Cl — Class

ETF — Exchange Traded Fund

PLC — Public Limited Company

S&P — Standard and Poor’s

SPDR — Standard and Poor’s Depositary Receipts

As of September 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Enhanced Core Plus Fund	High Yield Fund	Small Company Fund
Assets:
Investments, at Value (Cost $17,911,116, $80,486,926 and $24,601,380, respectively)	$16,710,053	$73,340,001	$25,497,139
Cash	180,762	2,368,235	1,040,043
Receivable for Capital Shares Sold	284	156,070	773
Interest and Dividend Receivable	199,767	1,645,260	38,794
Unrealized Appreciation on Forward Foreign Currency Contracts	106,940	–	–
Receivable for Investment Securities Sold	64,940	2,263,704	–
Receivable Due from Investment Adviser	25,395	26,381	12,648
Receivable Due from Shareholder Servicing Agent (Investor Shares)	98	1,195	296
Prepaid Expenses	21,328	14,371	6,718

Total Assets	17,309,567	79,815,217	26,596,411

Liabilities:
Payable for Investment Securities Purchased	161,481	2,798,182	–
Unrealized Depreciation on Forward Foreign Currency Contracts	75,434	–	–
Distribution Fees Payable (Investor Shares)	128	2,185	391
Due to Shareholder Servicing Agent (Institutional Shares)	608	1,705	684
Payable Due to Administrator	9,452	9,452	9,452
Trustees Fees Payable	86	365	135
Chief Compliance Officer Fees Payable	423	1,800	664
Audit Fees Payable	28,980	13,980	25,830
Due to Custodian	1	20	–
Transfer Agent Fees Payable	7,605	14,961	9,069
Printing Fees Payable	2,452	10,421	3,844
Other Accrued Expenses	18,316	21,131	7,772

Total Liabilities	304,966	2,874,202	57,841

Commitments and Contingencies †
Net Assets	$17,004,601	$76,941,015	$26,538,570

Net Assets Consist of:
Paid-in Capital	$20,569,493	$87,274,038	$24,520,353
Total Distributable Earnings/(Loss)	(3,564,892)	(10,333,023)	2,018,217

Net Assets	$17,004,601	$76,941,015	$26,538,570

Institutional Shares
Net Assets	$16,337,076	$64,498,161	$24,528,530
Shares Issued and Outstanding (unlimited authorization — no par value)	1,931,209	7,755,512	2,140,424
Net Asset Value, Offering and Redemption Price Per Share	$8.46	$8.32	$11.46

Investor Shares
Net Assets	$667,525	$12,442,854	$2,010,040
Shares Issued and Outstanding (unlimited authorization — no par value)	78,994	1,498,093	175,174
Net Asset Value, Offering and Redemption Price Per Share	$8.45	$8.31 $	11.47

† See Note 6 in the Notes to Financial Statements. Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS FOR THE YEARS ENDED SEPTEMBER 30, 2023

STATEMENTS OF OPERATIONS

	Enhanced Core Plus Fund	High Yield Fund	Small Company Fund
Investment Income:
Interest Income	$767,077	$6,314,878	$45,534
Dividend Income	–	24,107	365,751
Less: Foreign Taxes Withheld	–	(325)	(236)

Total Investment Income	767,077	6,338,660	411,049

Expenses:
Administration Fees (Note 5)	115,001	115,001	115,001
Investment Advisory Fees (Note 6)	62,238	350,341	187,398
Trustees’ Fees	6,263	22,309	8,757
Chief Compliance Officer Fees (Note 4)	2,512	5,777	3,513
Distribution Fees (Investor Shares)	1,002	22,075	2,969
Shareholder Servicing Fees (Institutional Shares)	854	17,014	1,445
Shareholder Servicing Fees (Investor Shares)	31	4,935	883
Transfer Agent Fees (Note 5)	50,187	80,532	55,450
Registration Fees	33,843	43,077	25,234
Legal Fees	33,703	124,142	49,055
Audit Fees	30,200	30,200	27,050
Pricing Fees	24,953	17,574	2,636
Printing Fees	8,614	28,675	13,306
Custodian Fees (Note 5)	3,877	1,893	3,883
Other Expenses	22,058	50,643	20,982

Total Expenses	395,336	914,188	517,562

Less:
Waiver of Investment Advisory Fees (Note 6) .	(62,238)	(350,341)	(187,398)
Reimbursement by Investment Adviser	(240,619)	(63,286)	(81,751)
Fees Paid Indirectly (Note 5)	(645)	(807)	(573)

Net Expenses	91,834	499,754	247,840

Net Investment Income	675,243	5,838,906	163,209

Net Realized Gain/(Loss) on:
Investments	(1,506,407)	(1,509,105)	1,085,565
Forward Foreign Currency Contracts	39,084	–	–
Foreign Currency Transactions	(42)	–	–

Net Realized Gain/(Loss)	(1,467,365)	(1,509,105)	1,085,565

Net Change in Unrealized Appreciation/ (Depreciation) on:
Investments	1,382,319	1,743,554	1,277,926
Forward Foreign Currency Contracts	(16,675)	–	–
Foreign Currency Transactions and Translation of Other Assets and Liabilities Dominated in Foreign Currencies	–	1	–

Net Change in Unrealized Appreciation	1,365,644	1,743,555	1,277,926

Net Realized and Unrealized Gain (Loss)	(101,721)	234,450	2,363,491

Net Increase in Net Assets Resulting from Operations	$573,522	$6,073,356	$2,526,700

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net Investment Income	$675,243	$536,014
Net Realized Loss	(1,467,365)	(953,640)
Net Change in Unrealized Appreciation (Depreciation)	1,365,644	(2,821,889)

Net Increase (Decrease) in Net Assets Resulting from Operations	573,522	(3,239,515)

Distributions:
Institutional Shares	(664,136)	(656,558)
Investor Shares	(17,485)	(6,652)

Total Distributions:	(681,621)	(663,210)

Capital Share Transactions:(1)
Institutional Shares:
Issued	1,236,180	96,124
Reinvestment of Dividends and Distributions	161,001	220,878
Redeemed	(452,689)	(3,888,926)

Increase (Decrease) from Institutional Shares Capital Share Transactions	944,492	(3,571,924)

Investor Shares:
Issued	482,553	26,228
Reinvestment of Dividends and Distributions	17,032	6,652
Redeemed	(5,317)	(19,669)

Increase from Investor Shares Capital Share Transactions	494,268	13,211

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,438,760	(3,558,713)

Total Increase (Decrease) in Net Assets	1,330,661	(7,461,438)

Net Assets:
Beginning of Year	15,673,940	23,135,378

End of Year	$17,004,601	$15,673,940

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net Investment Income	$5,838,906	$5,148,548
Net Realized Loss	(1,509,105)	(1,254,414)
Net Change in Unrealized Appreciation (Depreciation)	1,743,555	(11,188,544)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,073,356	(7,294,410)

Distributions:
Institutional Shares	(5,331,384)	(5,676,874)
Investor Shares	(848,870)	(604,094)

Total Distributions:	(6,180,254)	(6,280,968)

Return of Capital:
Investor Shares	—	(2,984)
Institutional Shares	—	(18,672)

Total Return of Capital:	—	(21,656)

Capital Share Transactions:(1)
Institutional Shares:
Issued	27,238,212	22,647,986
Reinvestment of Dividends and Distributions	3,522,956	3,639,907
Redemption Fees(2)	12,317	44,760
Redeemed	(11,266,985)	(36,000,739)

Increase (Decrease) from Institutional Shares Capital Share Transactions	19,506,500	(9,668,086)

Investor Shares:
Issued	6,386,968	7,943,219
Reinvestment of Dividends and Distributions	808,283	607,078
Redemption Fees(2)	570	4,806
Redeemed	(1,929,211)	(5,609,783)

Increase from Investor Shares Capital Share Transactions	5,266,610	2,945,320

Net Increase (Decrease) in Net Assets from Capital Share Transactions	24,773,110	(6,722,766)

Total Increase (Decrease) in Net Assets	24,666,212	(20,319,800)

Net Assets:
Beginning of Year	52,274,803	72,594,603

End of Year	$76,941,015	$52,274,803

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.
(2)	For redemption fees, see Note 2 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net Investment Income	$163,209	$22,941
Net Realized Gain	1,085,565	756,419
Net Change in Unrealized Appreciation (Depreciation)	1,277,926	(1,810,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,526,700	(1,031,411)

Distributions:
Institutional Shares	(657,335)	(2,522,649)
Investor Shares	(11,166)	(5,393)

Total Distributions:	(668,501)	(2,528,042)
Capital Share Transactions:(1)
Institutional Shares:
Issued	6,670,984	4,222,263
Reinvestment of Dividends and Distributions	657,335	2,522,649
Redemption Fees(2)	256	4
Redeemed	(7,355)	(179,185)
Increase from Institutional Shares Capital Share

Transactions	7,321,220	6,565,731

Investor Shares:
Issued	2,324,184	241,658
Reinvestment of Dividends and Distributions	11,166	5,393
Redemption Fees(2)	1,387	10
Redeemed	(560,951)	(13,331)

Increase from Investor Shares Capital Share Transactions	1,775,786	233,730

Net Increase in Net Assets from Capital Share
Transactions	9,097,006	6,799,461

Total Increase in Net Assets	10,955,205	3,240,008

Net Assets:
Beginning of Year	15,583,365	12,343,357

End of Year	$26,538,570	$15,583,365

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.
(2)	For redemption fees, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

Institutional Shares	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020*
Net Asset Value, Beginning of Year	$8.49	$10.33	$10.30	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.35	0.25	0.24	0.25
Net Realized and Unrealized Gain (Loss)	(0.03)	(1.78)	0.01	0.28

Total from Operations	0.32	(1.53)	0.25	0.53

Dividends and Distributions:
Net Investment Income	(0.35)	(0.25)	(0.22)	(0.23)
Net Realized Gain	—	(0.06)	—	—^

Total Dividends and Distributions	(0.35)	(0.31)	(0.22)	(0.23)

Net Asset Value, End of Year	$8.46	$8.49	$10.33	$10.30

Total Return†	3.75%	(15.03)%	2.41%	5.38%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$ 16,337	$ 15,485	$ 22,917	$ 16,219
Ratio of Expenses to Average Net Assets	0.54%	0.54%	0.54%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.34%	1.83%	1.88%	2.87%
Ratio of Net Investment Income to Average Net Assets	4.02%	2.61%	2.28%	2.53%
Portfolio Turnover Rate	161%	71%	72%	116%

*	Commenced operations on October 1, 2019.

^	Amount represents less than $0.005 per share.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

Investor Shares	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020*
Net Asset Value, Beginning of Year	$8.49	$10.33	$10.29	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.34	0.23	0.21	0.22
Net Realized and Unrealized Gain (Loss)	(0.05)	(1.79)	0.02	0.28

Total from Operations	0.29	(1.56)	0.23	0.50

Dividends and Distributions:
Net Investment Income	(0.33)	(0.22)	(0.19)	(0.21)
Net Realized Gain	—	(0.06)	—	—^

Total Dividends and Distributions	(0.33)	(0.28)	(0.19)	(0.21)

Net Asset Value, End of Year	$8.45	$8.49	$10.33	$10.29

Total Return†	3.41%	(15.25)%	2.28%	5.08%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$668	$189	$218	$67
Ratio of Expenses to Average Net Assets	0.79%	0.79%	0.79%	0.79%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.66%	2.10%	2.12%	3.19%
Ratio of Net Investment Income to Average Net Assets	3.89%	2.38%	2.05%	2.20%
Portfolio Turnover Rate	161%	71%	72%	116%

*	Commenced operations on October 1, 2019.

^	Amount represents less than $0.005 per share.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period

Institutional Shares	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$8.32	$10.33	$9.32	$10.18	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.77	0.76	0.74	0.66	0.57
Net Realized and Unrealized Gain (Loss)	0.04	(1.86)	1.00	(0.64)	0.17

Total from Operations	0.81	(1.10)	1.74	0.02	0.74

Redemption Fees^^	—^	0.01	—	—	—

Dividends and Distributions:
Net Investment Income	(0.81)	(0.72)	(0.70)	(0.70)	(0.56)
Net Realized Gain	—	(0.20)	(0.03)	(0.18)	—

Total Dividends and Distributions	(0.81)	(0.92)	(0.73)	(0.88)	(0.56)

Return of Capital	—	—^	—	—	—

Net Asset Value, End of Year/ Period	$8.32	$8.32	$10.33	$9.32	$10.18

Total Return†	10.17%	(11.33)%	19.19%	0.55%	7.53%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$64,498	$45,077	$66,855	$46,918	$27,030
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.40%	1.21%	1.20%	1.59%	2.08%**
Ratio of Net Investment Income to Average Net Assets	9.19%	7.91%	7.29%	7.04%	6.77%**
Portfolio Turnover Rate	62%	74%	71%	90%	58%***

*	Commenced operations on December 3, 2018.

**	Annualized.

***	Not Annualized.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.

^^	See Note 2 in the Notes to the Financial Statements.

(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period

Investor Shares	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$8.31	$10.32	$9.31	$10.19	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.75	0.74	0.70	0.63	0.59
Net Realized and Unrealized Gain (Loss)	0.04	(1.86)	1.02	(0.65)	0.14

Total from Operations	0.79	(1.12)	1.72	(0.02)	0.73

Redemption Fees^^	—^	0.01	—	—	—

Dividends and Distributions:
Net Investment Income	(0.79)	(0.70)	(0.68)	(0.68)	(0.54)
Net Realized Gain	—	(0.20)	(0.03)	(0.18)	—

Total Dividends and Distributions	(0.79)	(0.90)	(0.71)	(0.86)	(0.54)

Return of Capital	—	—^	—	—	—

Net Asset Value, End of Year/ Period	$8.31	$8.31	$10.32	$9.31	$10.19

Total Return†	9.92%	(11.56)%	18.94%	0.11%	7.51%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$12,443	$7,198	$5,740	$713	$41
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.99%	1.00%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.66%	1.50%	1.43%	1.77%	2.38%**
Ratio of Net Investment Income to Average Net Assets	9.00%	7.89%	6.86%	6.99%	6.94%**
Portfolio Turnover Rate	62%	74%	71%	90%	58%***

*	Commenced operations on December 3, 2018.

**	Annualized.

***	Not Annualized.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.

^^	See Note 2 in the Notes to the Financial Statements.

(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period

Institutional Shares	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$10.39	$14.04	$9.03	$11.14	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.08	0.02	0.04	0.05	0.04
Net Realized and Unrealized Gain (Loss)	1.32	(0.81)	5.02	(1.28)	1.10

Total from Operations	1.40	(0.79)	5.06	(1.23)	1.14

Redemption Fees^^	—^	—^	—	—	—

Dividends and Distributions:
Net Investment Income	(0.02)	(0.03)	(0.05)	(0.07)	—^
Net Realized Gain	(0.31)	(2.83)	—	(0.81)	—

Total Dividends and Distributions	(0.33)	(2.86)	(0.05)	(0.88)	—

Net Asset Value, End of Year/ Period	$11.46	$10.39	$14.04	$9.03	$11.14

Total Return†	13.56%	(7.41)%	56.17%	(12.51)%	11.45%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$24,529	$15,346	$12,320	$8,094	$9,978
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.06%	2.82%	2.92%	3.85%	4.07%**
Ratio of Net Investment Income to Average Net Assets	0.66%	0.18%	0.30%	0.52%	0.62%**
Portfolio Turnover Rate	102%	109%	108%	136%	131%***

*	Commenced operations on December 19, 2018.

**	Annualized.

***	Not Annualized.

^	Amount represents less than $0.005 per share.

^^	See Note 2 in the Notes to the Financial Statements.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year/Period

Investor Shares	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$10.41	$14.07	$9.05	$11.14	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.06	(0.02)	0.01	0.14	0.13
Net Realized and Unrealized Gain (Loss)	1.31	(0.80)	5.06	(1.35)	1.01

Total from Operations	1.37	(0.82)	5.07	(1.21)	1.14

Redemption Fees^^	0.01	—^	—	—	—

Dividends and Distributions:
Net Investment Income	(0.01)	(0.01)	(0.05)	(0.07)	—^
Net Realized Gain	(0.31)	(2.83)	—	(0.81)	—

Total Dividends and Distributions	(0.32)	(2.84)	(0.05)	(0.88)	—

Net Asset Value, End of Year/ Period	$11.47	$10.41	$14.07	$9.05	$11.14

Total Return†	13.37%	(7.64)%	56.16%	(12.32)%	11.45%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$2,010	$237	$23	$—	$—
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23%	0.00%‡	0.00%**‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.34%	3.21%	3.06%	3.57%	3.52%**
Ratio of Net Investment Income (Loss)to Average Net Assets	0.52%	(0.21)%	0.08%	1.50%	1.48%**
Portfolio Turnover Rate	102%	109%	108%	136%	131%***

*	Commenced operations on December 19, 2018.

**	Annualized.

***	Not Annualized.

^	Amount represents less than $0.005 per share.

^^	See Note 2 in the Notes to the Financial Statements.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND

‡

The ratio rounds to 0.00% due to the relative net asset value of Investor Shares. Prospectively, it is expected the ratio of net expenses to average net asset would approximate 1.23% (4.32% excluding waivers) and 1.23% (4.10% excluding waivers, reimbursements and fees paid indirectly), for the period ended September 30, 2019 and year ended September 30, 2020, respectively.

(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 66 Funds. The financial statements herein are those of the Mesirow Funds (the “Funds”). The investment objective of the Mesirow Enhanced Core Plus Fund (the “Enhanced Core Plus Fund”) is to seek to maximize total return through capital appreciation and current income consistent with preservation of capital. The investment objective of the Mesirow High Yield Fund (the “High Yield Fund”) is to seek to provide a high level of current income consistent with the preservation of principal. The investment objective of the Mesirow Small Company Fund (formerly, Small Company Sustainability Fund; the “Small Company Fund”) is to seek to provide long-term capital appreciation with less volatility than the U.S. small company market. Each of the funds is classified as a diversified investment company. Mesirow Financial Investment Management, Inc. serves as the Enhanced Core Plus Fund and High Yield Fund investment adviser (the “Adviser”). Mesirow Institutional Investment Management, Inc. serves as the Small Company Fund Adviser. The Funds currently offer Institutional and Investor Shares. The Enhanced Core Plus Fund, High Yield Fund and the Small Company Fund commenced operations on October 1, 2019, December 3, 2018 and December 19, 2018, respectively. The financial statements of the remaining Funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of September 30, 2023, the total market value of securities in the High Yield Fund valued in accordance with Fair Value Procedures was $180,363 or 0.2% of the Fund’s net assets. Enhanced Core Plus Fund and the Small Company Fund had no fair value securities.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

As of and during the year ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts in the Enhanced Core Plus Fund held as of September 30, 2023.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Enhanced Core Plus Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. The High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The Small Company Fund distributes its net investment income, and makes distributions of its net realized capital gains, if any, at least annually. If shareholders own Fund shares on a Fund’s record date, shareholders will be entitled to receive the distribution. All distributions are recorded on ex-dividend date.

Redemption Fees — The Funds impose a 1.00% redemption fee on the value of the Institutional Shares and Investor shares redeemed fewer than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The High Yield Fund, Institutional Shares and Investor Shares imposed redemption fees of $12,317 and $570, respectively. The Small Company Fund, Institutional Shares and Investor Shares imposed redemption fees of $256 and $1,387, respectively, for the year ended September 30, 2023. The Enhanced Core Plus did not impose redemption fees for the year ended September 30, 2023.

Loan Obligations — To the extent consistent with its investment objective and strategies, certain Funds may invest in U.S. dollar denominated fixed and floating-rate loans (“Loans”) arranged through private negotiations between one or more financial institutions (“Lenders”). A Fund’s investments in such Loans may be in the form of participations in Loans (“Obligations”) or assignments of all or a portion of Loans from third parties. Obligations typically result in a Fund having a contractual relationship with the Lenders. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Obligation only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Obligations, a Fund generally has neither right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Obligation. As a result, a Fund assumes the credit risk of

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

both the borrower and the Lender that is selling the Obligation. Unfunded commitments represent the remaining obligation of a Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. As of September 30, 2023, the High Yield Fund and Enhanced Core Plus Fund did not hold unfunded commitments.

Restricted Securities — As of September 30, 2023, the High Yield Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings or acquired through restructuring and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board.

3. Derivative Transactions

The following tables show the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments located on the Statements of Assets and Liabilities as of September 30, 2023 was as follows:

Mesirow Enhanced Core Plus Fund
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$106,940	Unrealized loss on forward foreign currency contracts	$75,434

Total Derivatives not accounted for as hedging instruments		$106,940		$75,434

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2023:

Amount of realized gain or (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps

Mesirow Enhanced Core Plus Fund

Foreign exchange contracts	$—	$—	$—	$39,084	$—

Total	$—	$—	$—	$39,084	$—

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

Change in unrealized appreciation or (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps

Mesirow Enhanced Core Plus Fund

Foreign exchange contracts	$—	$—	$—	$(16,675)	$—

Total	$—	$—	$—	$(16,675)	$—

The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts, forward contracts, and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of September 30, 2023:

	Mesirow Enhanced Core Plus Fund
	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†
HSBC	$106,940	$—	$106,940	$(75,434)	$—	$(75,434)	$31,506	$—	$31,506
Total over the counter	$106,940	$—	$106,940	$(75,434)	$—	$(75,434)

†	Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended September 30, 2023, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund each paid $115,001 for these services, respectively.

The Funds have adopted the Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C GIDS, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agency expenses. For the year ended September 30, 2023, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund earned credits of $645, $807 and $573, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

6. Investment Advisory Agreements:

Under the terms of the investment advisory agreements, the Advisers provide investment advisory services to the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund at a fee calculated at an annual rate of 0.37%, 0.55% and 0.75%, respectively of the Funds’ average daily net assets.

For each Fund, the Advisers have contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Funds’ total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until January 31, 2024. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2024. In addition, the Advisor may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. During the year ended September 30, 2023, the Funds did not incur any recoupments. Reimbursement of previously waived fees and reimbursed expenses would be recognized as Recovery of Investment Advisory fees previously waived in the Statement of Operations.

Accordingly, the contractual expense limitations for each Fund are as follows:

	Institutional Shares	Investor Shares
Enhanced Core Plus Fund	0.54%	0.79%
High Yield Fund	0.75%	1.00%
Small Company Fund	0.98%	1.23%

At September 30, 2023, the amount the Advisers may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	2024	2025	2026	Total
Enhanced Core Plus Fund	$262,939	$265,601	$302,856	$831,396
High Yield Fund	283,194	301,681	413,627	998,502
Small Company Fund	228,422	229,849	269,149	727,420

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

7. Shares Transactions:

	Year Ended	Year Ended
	September 30,	September 30,
Enhanced Core Plus Fund	2023	2022
Institutional Shares
Issued	141,920	10,655
Reinvestment of Dividends and Distributions	18,633	23,347
Redeemed	(52,274)	(428,574)

Net Institutional Shares Capital Share Transactions	108,279	(394,572)

Investor Shares
Issued	55,398	2,569
Reinvestment of Dividends and Distributions	1,980	712
Redeemed	(616)	(2,136)

Net Investor Shares Capital Share Transactions	56,762	1,145

Net Increase (Decrease) in Shares Outstanding	165,041	(393,427)

	Year Ended	Year Ended
	September 30,	September 30,
High Yield Fund	2023	2022
Institutional Shares
Issued	3,271,512	2,346,493
Reinvestment of Dividends and Distributions	424,809	378,651
Redeemed	(1,358,238)	(3,779,281)

Net Institutional Shares Capital Share Transactions	2,338,083	(1,054,137)

Investor Shares
Issued	766,722	821,822
Reinvestment of Dividends and Distributions	97,605	64,725
Redeemed	(231,906)	(576,982)

Net Investor Shares Capital Share Transactions	632,421	309,565

Net Increase (Decrease) in Shares Outstanding	2,970,504	(744,572)

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

	Year Ended	Year Ended
	September 30,	September 30,
Small Company Fund	2023	2022
Institutional Shares
Issued	603,965	394,679
Reinvestment of Dividends and Distributions	59,953	220,980
Redeemed	(659)	(15,757)

Net Institutional Shares Capital Share Transactions	663,259	599,902

Investor Shares
Issued	199,566	21,874
Reinvestment of Dividends and Distributions	1,017	472
Redeemed	(48,219)	(1,187)

Net Investor Shares Capital Share Transactions	152,364	21,159

Net Increase in Shares Outstanding	815,623	621,061

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities and U.S. government, for the year ended September 30, 2023, were as follows:

	Purchases	Sales
Enhanced Core Plus Fund	$13,372,966	$16,581,495
High Yield Fund	43,999,229	27,778,104
Small Company Fund	32,675,361	24,331,844

Additionally, the Enhanced Core Plus Fund had $12,822,491 and $8,561,581 in long-term U.S. government purchases and sales, respectively.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. To the extent these differences are permanent, they are charged or credited to distributable earnings or paid-in-capital, as appropriate, in the period that the differences arise. The permanent differences in the current year are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, distribution in excess, foreign currency translations, premium amortization on callable bonds, perpetual bond adjustments and section 988 transactions and reclassification of long term capital gain distribution on real estate investment trusts.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

The material permanent differences are paydown gain/loss and distribution in excess. The applicable amount has been reclassified to/(from) the following accounts during the year ended September 30, 2023:

	Distributable
	Earnings	Paid in
	(Loss)	Capital
Enhanced Core Plus Fund	$2,823	$(2,823)

The tax character of dividends and distributions paid during the years ended September 30, 2023 and September 30, 2022 was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
Enhanced Core Plus Fund
2023	$681,621	$–	$–	$681,621
2022	541,594	121,616	–	663,210
High Yield Fund
2023	6,180,254	–	–	6,180,254
2022	5,978,889	302,079	21,656	6,302,624
Small Company Fund
2023	78,926	589,575	–	668,501
2022	1,548,847	979,195	–	2,528,042

As of September 30, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Enhanced		Small
	Core Plus	High Yield	Company
	Fund	Fund	Fund
Undistributed Ordinary Income	$–	$101,683	$612,057
Undistributed Long-Term Capital Gains	–	–	597,463
Post October Losses	(1,296,522)	(1,755,504)	–
Capital Loss Carryforwards	(1,054,326)	(1,248,623)	–
Unrealized Appreciation (Depreciation)	(1,214,041)	(7,430,579)	808,701
Other Temporary Differences	(3)	–	(4)

Total Net Distributable Earnings (Accumulated Losses)	$(3,564,892)	$(10,333,023)	$2,018,217

Post-October losses represent losses realized on investment transactions from November 1, 2022 through September 30, 2023 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

During the year ended September 30, 2023, the funds had no utilization of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

The Funds have capital losses carried forward as follows:

	Short-Term	Long-Term
	Loss	Loss	Total
Enhanced Core Plus Fund	$254,999	$799,327	$1,054,326
High Yield Fund	1,120,399	128,224	1,248,623

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to interest from perpetual bonds, premium amortization of callable bonds, and wash sales. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Enhanced Core Plus Fund	$17,936,818	$24,726	$(1,238,767)	$(1,214,041)
High Yield Fund	80,770,580	853,671	(8,284,250)	(7,430,579)
Small Company Fund	24,688,439	2,580,496	(1,771,795)	808,701

10. Concentration of Risks:

As with all management investment companies, a shareholder in each Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability to meet its investment objective.

Asset-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk (Enhanced Core Plus Fund and High Yield Fund) — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment Grade Securities (Junk Bonds) Risk (Enhanced Core Plus Fund and High Yield Fund) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Convertible Securities and Preferred Stocks Risk (Enhanced Core Plus Fund and High Yield Fund) — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk (Enhanced Core Plus Fund and High Yield Fund) — The Fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described in this section. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of over-the-counter forward contracts, options and swaps is also subject to credit risk and valuation risk. Valuation risk is described below. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear. Additionally, some derivatives, such as non-deliverable forwards, require funds to be posted by the Fund when positions are opened. This creates a risk that the funds may not be returned to the Fund even if the position is closed.

Duration Risk (Enhanced Core Plus Fund and High Yield Fund) — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk (Small Company Fund) — The risk that stock prices will fall over short or extended periods of time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Exchange-Traded Funds (ETFs) Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk (Enhanced Core Plus Fund and High Yield Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Currency Risk (Enhanced Core Plus Fund and High Yield Fund) — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Foreign Investment/Emerging Markets Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. In addition, periodic U.S. Government restrictions on investments in issuers from certain

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Hybrid Preferred Securities Risk (Enhanced Core Plus Fund) — Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. Although hybrid preferred security holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities, the claims of such holders are generally still subordinate to those of senior debt holders.

Interest Rate Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Investment Strategy Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risk that the Fund’s investment strategy may underperform other segments of the equity markets or the equity markets as a whole.

Investment Style Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Large Capitalization Risk (High Yield Fund) — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Enhanced Core Plus Fund and High Yield Fund) — The Fund’s use of borrowing, derivatives and when-issued, delayed delivery or forward commitment transactions may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and, in certain cases, the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In the case of borrowings, the Fund may experience losses if its borrowing costs exceed the investment returns on the securities purchased with the borrowed money. The Fund’s use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk (Enhanced Core Plus Fund and High Yield Fund) — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (“LIBOR”) rates and expects to do so for the remaining

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

LIBOR rates immediately after June 30, 2023. More recent developments include the U.S. Congress enactment of the LIBOR Act, and the Federal Reserve Board issuance of a final rule to implement the LIBOR Act, which became effective on February 27, 2023. As a result of the final rule, U.S. contracts that do not mature before June 30, 2023, and that lack adequate “fallback” provisions that would replace LIBOR with a practicable replacement benchmark rate, must migrate to Term Secured Overnight Financing Rate (SOFR)-based rates with applicable credit spread adjustments (CSAs). The last USD Panel LIBOR rates were published on June 30, 2023. Any USD LIBOR rate published after July 1, 2023 is a synthetic LIBOR published by the ICE Benchmark Administration, and that synthetic rate is in effect a CME Term SOFR plus CSAs set by the International Swaps and Derivatives Association (ISDA) and Alternative Reference Rates Committee (ARRC). The ICE Benchmark Administration will continue to publish synthetic USD LIBOR rates until September 30, 2024. Accordingly, it remains difficult to predict the full impact of the transition away from LIBOR on the Fund until the loan market transition to SOFR is complete and the published synthetic US LIBOR rates end on September 30, 2024.

Liquidity Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Master Limited Partnerships (MLPs) Risk (High Yield Fund) — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Money Market Instruments Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank,

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically,$1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Portfolio Turnover Risk (Small Company Fund) — The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Prepayment Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Privately Issued Securities Risk (High Yield Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Sector Emphasis Risk (Small Company Fund) — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Small- and Mid-Capitalization Companies Risk (High Yield Fund and Small Company Fund) — The Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. Small- and mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

Style Risk (Small Company Fund) — Relative value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Trust Preferred Securities Risk (Enhanced Core Plus Fund) — Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. The Adviser considers trust preferred securities to be debt

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

securities. Trust preferred securities are subject to increased credit risk and market value volatility, as well as the risk that the Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies (“RICs”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes the Fund to accrue interest income without receiving corresponding cash payments. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Valuation Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Value Style Risk (Small Company Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Warrants and Rights Risk (High Yield Fund) — Warrants and rights may be more speculative than other types of investments. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss. A warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (Enhanced Core Plus Fund and High Yield Fund) — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.

11. Concentration of Shareholders:

At September 30, 2023, the percentage of total shares outstanding held by shareholders of the Funds owning 10% or greater of the aggregate total shares outstanding was as follows:

	No. of Shareholders	% Ownership
Enhanced Core Plus Fund

Institutional Shares	1	72%

Investor Shares	3	69%

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

	No. of Shareholders	% Ownership

High Yield Fund

Institutional Shares	3	74%

Investor Shares	2	91%

Small Company Fund

Institutional Shares	1	85%

Investor Shares	2	97%

12. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Regulatory Matters:

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and ceased for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing of 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Mesirow Enhanced Core Plus Fund, Mesirow High Yield Fund, and Mesirow Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mesirow Enhanced Core Plus Fund, Mesirow High Yield Fund, and Mesirow Small Company Fund (three of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2023

We have served as the auditor of one or more investment companies in Mesirow Financial Investment Management, Inc. since 2019.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEE[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 66 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-833-637-4769. The following chart lists Trustees and Officers as of September 30, 2023.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011- 2019.
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/ Managing Director, Weiss Peck & Greer/ Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 66 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2023)

Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual Funds have operating expenses. As a shareholder of a mutual Fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual Funds’ gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual Funds’ average net assets; this percentage is known as the mutual Funds’ expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual Funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2023 to September 30, 2023.

The table on the next page illustrates your Funds’ costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Funds’ gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Funds’ costs with those of other mutual Funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual Funds to make this 5% calculation. You can assess your Funds’ comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual Funds.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited) - concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/01/23	Ending Account Value 9/30/23	Annualized Expenses Ratios	Expense Paid During Period*
Enhanced Core Plus Fund
Actual Fund Return
Institutional Shares	$1,000.00	$979.60	0.54%	$2.68
Investor Shares	1,000.00	978.40	0.79	3.92
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,022.36	0.54%	$2.74
Investor Shares	1,000.00	1,021.11	0.79	4.00
High Yield Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,057.80	0.75%	$3.87
Investor Shares	1,000.00	1,056.60	1.00	5.16
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,021.31	0.75%	$3.80
Investor Shares	1,000.00	1,020.05	1.00	5.06
Small Company Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,000.00	0.98%	$4.91
Investor Shares	1,000.00	999.10	1.23	6.16
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.16	0.98%	$4.96
Investor Shares	1,000.00	1,018.90	1.23	6.23

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreements must be renewed at least annually after their initial two-year terms: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 13–14, 2023 to decide whether to renew the following advisory agreements (together, the “Agreements”) for additional one-year terms:

•	Mesirow Financial Investment Management, Inc. on behalf of the Mesirow Enhanced Core Plus Fund and Mesirow High Yield Fund; and

•	Mesirow Institutional Investment Management, Inc. (together with Mesirow Financial Investment Management, Inc., the “Advisers”) on behalf of the Mesirow Small Company Fund.

In preparation for the meeting, the Trustees requested that the Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Advisers and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the Advisers’ services; (ii) the Advisers’ investment management personnel; (iii) the Advisers’ operations and financial condition; (iv) the Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Advisers and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Advisers’ profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Advisers and their affiliates; (vii) the Advisers’ potential economies of scale; (viii) the Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Advisers.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Advisers and other service providers of the

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Advisers; (ii) the investment performance of the Funds and the Advisers; (iii) the costs of the services provided and profits realized by the Advisers from their relationships with the Funds, including both direct and indirect benefits accruing to the Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Advisers, the Board reviewed the portfolio management services provided by the Advisers to the Funds, including the quality and continuity of the Advisers’ portfolio management personnel, the resources of the Advisers, and the Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Advisers’ investment and risk management approaches for the Funds. The most recent investment adviser registration forms (“Form ADV”) for the Advisers were available to the Board, as was the response of the Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Advisers to the Funds.

The Trustees also considered other services provided to the Funds by the Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Funds and MFIM

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Advisers provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Advisers in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Advisers had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Advisers. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Advisers from their relationships with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Advisers and their affiliates. The Trustees considered how the Advisers’ profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Advisers with respect to the management of the Funds were not unreasonable. The Board also considered the Advisers’ commitment to managing the Funds and their willingness to continue their expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Advisers’ views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Advisers with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2023

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2023 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2023 the Fund is designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)
Enhanced Core Plus Fund	0.00%	0.00%	100.00%	100.00%	0.00%
High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Small Company Sustainability Fund	0.00%	88.19%	11.81%	100.00%	40.70%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)
Enhanced Core Plus Fund	0.00%	8.77%	84.77%	0.00%
High Yield Fund	0.00%	0.00%	74.06%	0.00%
Small Company Sustainability Fund	44.43%	0.00%	4.57%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

NOTES

Mesirow Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-833-637-4769

Investment Advisers:

Mesirow Financial Investment Management, Inc.

Mesirow Institutional Investment Management, Inc.

353 N. Clark Street

Chicago, Illinois 60654

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

MES-AR-001-0500

(b)	Not applicable

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2023				FYE September 30, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$742,366	None	None		$682,615		None	None
(b)	Audit-Related Fees	None	None	None		None		None	None
(c)	Tax Fees	None	None	$35,000	(2)	$88,500	(4)	None	$57,000	(2)
(d)	All Other Fees	None	None	None		None		None	None

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2023				FYE September 30, 2022
		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$138,710		None	None	$133,360		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$20,850	(3)	None	None	$6,650	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE September 30, 2023			FYE September 30, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$60,000	None	None	$60,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Tax Fees for UK Reporting Fund Status.
(4)	Fees in connection with international withholding tax analysis.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2023	FYE September 30, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2023	FYE September 30, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE September 30, 2023	FYE September 30, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)     The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $35,000 and $57,000 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $20,850 and $6,650 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR §270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 8, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: December 8, 2023